Exhibit 99.1

Arch Therapeutics, Inc.

20 William Street, Suite 270

Wellesley, Massachusetts

December 2, 2014

VIA E-MAIL

To:	Addressees on Schedule I

Re:	Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock

To whom it may concern:

You are receiving this notice (this “Notice”) in your capacity as the registered Holder of the Series A Warrants, Series B Warrants, and Series C Warrants (each as defined in the SPA (as defined below) and together, the “Warrants”) of Arch Therapeutics, Inc., a Nevada corporation (the “Company”), that were issued in connection with that certain Securities Purchase Agreement, dated as of January 30, 2014, among the Company and the investors listed on the Schedule of Buyers thereto (the “SPA”). Capitalized terms not otherwise defined herein not otherwise defined in this Notice shall have the meaning given to them in the Warrants.

Pursuant to Section 8 of each of the Warrants, the Company hereby provides notice that the Company entered into that certain Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock, dated as of December 2, 2014, with Cranshire Capital Master Fund, Ltd. (the “Amendment”), to amend certain provisions of the Warrants.

Pursuant to the Amendment, the Company amended the terms of the Warrants to (i) reduce the Exercise Price of the Series B Warrants from $0.35 to $0.20, (ii) reduce the Exercise Price of the Series C Warrants from $0.40 to $0.20, and (iii) clarify that each Series of Warrants may be amended without having to amend all three Series of Warrants. Because the Exercise Price of the Series B Warrants and Series C Warrants was not reduced as a result of the application of either Section 2(a) or Section 2(b) of the Warrants, the number of Warrant Shares which may be purchased from the Company upon exercise of each such Warrant remained unchanged. A copy of the executed Amendment is attached hereto as Exhibit A.

Very truly yours,

ARCH THERAPEUTICS, INC.

By:
Name:
Title:

SCHEDULE I

Holders

Cranshire Capital Master Fund, Ltd.

c/o Cranshire Capital Advisors, LLC

3100 Dundee Road, Suite 703

Northbrook, IL 60062

Attn: Mitchell P. Kopin

Facsimile: (847) 562-9031

E-mail: notices@cranshirecapital.com

Equitec Specialists, LLC

c/o Cranshire Capital Advisors, LLC

3100 Dundee Road, Suite 703

Northbrook, IL 60062

Attn: Mitchell P. Kopin

Facsimile: (847) 562-9031

E-mail: notices@cranshirecapital.com

Anson Investments Master Fund, Ltd.

111 Peter Street, Suite 904

Toronto, Ontario M5V 2H1

Canada

Attn: Amin Nathoo, Moez Kassam

E-mail: anathoo@ansonfunds.com

Capital Ventures International

c/o Heights Capital Management

101 California Street, Suite 3250

San Francisco, CA 94111,

Attn: Sam Winer, Martin Kobinger

E-mail: sam.winer@sig.com

Heng Hong Ltd.

Rams Office Complex

Stoney Grove, Box 822

Charlestown, Nevis

St. Kitts & Nevis, West Indies

Attn: Dan McAllister, Daniel MacMullin

E-mail: dmacmullin@ifgnevis.com

Punit Dhillon

11220 Corte Belleza

San Diego, CA 92130

E-mail: pdhillon@idhillon.com

Ocean Creation Investments Ltd.

65 Chulia Street, #41-02

Singapore 049513

Attn: Norman Winata

E-mail: norman@lucrumcapital.com.sg

Ong Kim Kiat

4 Sunrise Drive

Singapore 806507

Attn: Ong Kim Kiat

E-mail: drkkong@yahoo.com

Karmdeep and Harpreet Bains

925 Woodridge Court

Yuba City, CA 95993

Attn: Karmdeep Bains

E-mail: karmbains1@comcast.net

Greenberg Traurig, LLP

77 W. Wacker Drive, Suite 3100

Chicago, Illinois 60601

Facsimile: (312) 456-8435

E-mail addresses:	liebermanp@gtlaw.com
mazurt@gtlaw.com
Attention:	Peter H. Lieberman, Esq.
Todd A. Mazur, Esq.

EXHIBIT A

AMENDMENT TO SERIES A WARRANTS, SERIES B WARRANTS AND SERIES C WARRANTS TO PURCHASE COMMON STOCK

This Amendment to Series A Warrants, Series B Warrants and Series C Warrants to Purchase Common Stock (the “Amendment”) by and between Arch Therapeutics, Inc., a Nevada corporation (the “Company”), and Cranshire Capital Master Fund, Ltd. (“Cranshire”) is made as of December 1, 2014 (the “Effective Date”).

RECITALS

WHEREAS, on January 30, 2014, the Company entered into that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) with the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”) pursuant to which the Company issued to the Holders shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and the Series A Warrants, the Series B Warrants and the Series C Warrants (each as defined in the Securities Purchase Agreement and collectively, the “SPA Warrants”);

WHEREAS, the terms and conditions of the SPA Warrants vary only with respect to their Exercise Price and Expiration Date;

WHEREAS, Section 9 of the SPA Warrants provides that the provisions of the SPA Warrants may be amended only with the written consent of the Company and the Significant Buyers (as defined in the Securities Purchase Agreement);

WHEREAS, Cranshire is the only Significant Buyer; and

WHEREAS, the Company and Cranshire, in its capacity as the only Significant Buyer, now wish to amend the SPA Warrants as of the Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency which are hereby acknowledged, the Parties hereby agree as follows:

1.	Definitions. Capitalized terms not otherwise defined in this Amendment shall have the meaning given to them in the SPA Warrants.

2.	Amendments to Series A Warrants.

a.	Section 9. Section 9 to the Series A Warrants is hereby amended as of the Effective Date by (i) replacing references to the defined term “SPA Warrants” with “Series A Warrants (as defined in the Securities Purchase Agreement)”; and (ii) replacing references to the term “Required Buyers” with the term “Significant Buyers”.

3.	Amendments to Series B Warrants.

a.	Section 1(b). Section 1(b) to the Series B is hereby amended as of the Effective Date as follows:

“(b)            Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.20, subject to adjustment as provided herein.”

b.	Section 9. Section 9 to the Series B Warrants is hereby amended as of the Effective Date by (i) replacing references to the defined term “SPA Warrants” with “Series B Warrants (as defined in the Securities Purchase Agreement)”; and (ii) replacing references to the term “Required Buyers” with the term “Significant Buyers”.

4.	Amendments to Series C Warrants.

a.	Section 1(b). Section 1(b) to the Series C Warrants is hereby amended as of the Effective Date as follows:

“(b)            Exercise Price. For purposes of this Warrant, “Exercise Price” means $0.20, subject to adjustment as provided herein.”

b.	Section 9. Section 9 to the Series C Warrants is hereby amended as of the Effective Date by (i) replacing references to the defined term “SPA Warrants” with “Series C Warrants (as defined in the Securities Purchase Agreement)”; and (ii) replacing references to the term “Required Buyers” with the term “Significant Buyers”.

5.	Representations and Warranties of the Company. The Company represents and warrants to Cranshire that, after giving effect to the Amendment, the Warrant Shares shall remain eligible for resale under the Company’s resale registration statement on Form S-1 (File Number 333-194745) that became effective July 2, 2014.

Miscellaneous. To the extent that there are any inconsistencies between the terms of any SPA Warrant and the terms of this Amendment, the terms of this Amendment shall prevail in effect. This Amendment may be executed by the Parties in counterparts and may be executed and delivered by facsimile or other means of electronic communication and all such counterparts, taken together, shall constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment. It is expressly understood and agreed that (i) this Amendment shall be a Transaction Document and (ii) the Transaction Documents are hereby amended to give full force and effect to the transactions contemplated by this Amendment. Except as otherwise expressly provided herein, (1) the SPA Warrants and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date (A) all references in the SPA Warrants to “this Warrant,” “hereto,” “hereof,” “hereunder” or words of like import referring to the SPA Warrants shall mean the SPA Warrants as amended by this Amendment, (B) all references in the other Transaction Documents to the “Warrants,” “thereto,” “thereof,” “thereunder” or words of like import referring to the SPA Warrants shall mean the SPA Warrants as amended by this Amendment and (C) all references in Transaction Documents to the “Transaction Documents,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Transaction Documents shall mean the Transaction Documents as amended by this Amendment and (2) the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power, benefit or remedy of any Holder under any Transaction Document, nor constitute an amendment of any provision of any Transaction Document and all of them shall continue in full force and effect, as amended or modified by this Amendment. The Company shall, on or before 8:30 a.m., New York time, on the first (1st) Business Day after the date of this Agreement, file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act and attaching this Amendment.

[signature page follows]

IN WITNESS WHEREOF, Cranshire and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

ARCH THERAPEUTICS, INC.

By:	/s/ Terrence W. Norchi, M.D
Name: Terrence W. Norchi, M.D
Title: President, Chief Executive Officer

SIGNIFICANT BUYER:

CRANSHIRE CAPITAL MASTER FUND, LTD.

By: Cranshire Capital Advisors, LLC
Its: Investment Manager

/s/ Keith Goodman
By: Keith Goodman
Its: Authorized Signatory